Consolidated Statements of Cash Flows	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Elements [Abstract]
Consolidated Statements of Cash Flows
24.	CONSOLIDATED STATEMENTS OF CASH FLOWS

The changes in non-cash balances related to operations consist of the following:

Year ended December 31 (millions of Canadian dollars)	2015	2014
Accounts receivable	244	(93)
Due from related parties	40	(27)
Materials and supplies	2	—
Prepaid expenses and other assets	12	(13)
Accounts payable	(26)	39
Accrued liabilities	(27)	(35)
Due to related parties	(95)	(3)
Accrued interest	(4)	—
Long-term accounts payable and other liabilities	—	(3)
Post-retirement and post-employment benefit liability	41	80

	187	(55)

Capital Expenditures

The following table illustrates the reconciliation between investments in property, plant and equipment and the amount presented in the Consolidated Statements of Cash Flows after accounting for capitalized depreciation and the net change in related accruals:

Year ended December 31 (millions of Canadian dollars)	2015	2014
Capital investments in property, plant and equipment	(1,622)	(1,511)
Capitalized depreciation and net change in accruals included in capital investments in property, plant and equipment	28	30

Capital expenditures – property, plant and equipment	(1,594)	(1,481)

The following table illustrates the reconciliation between investments in intangible assets and the amount presented in the Consolidated Statements of Cash Flows after accounting for the net change in related accruals:

Year ended December 31 (millions of Canadian dollars)	2015	2014
Capital investments in intangible assets	(40)	(19)
Net change in accruals included in capital investments in intangible assets	3	(4)

Capital expenditures – intangible assets	(37)	(23)

Capital Contributions

Hydro One enters into contracts governed by the OEB Transmission System Code when a transmission customer requests a new or upgraded transmission connection. The customer is required to make a capital contribution to Hydro One based on the shortfall between the present value of the costs of the connection facility and the present value of revenues. The present value of revenues is based on an estimate of load forecast for the period of the contract with Hydro One. Once the connection facility is commissioned, in accordance with the OEB Transmission System Code, Hydro One will periodically reassess the estimated of load forecast which will lead to a decrease, or an increase in the capital contributions from the customer. The increase or decrease in capital contributions is recorded directly to fixed assets in service. In 2015, capital contributions from these reassessments totalled $62 million, which represents the difference between the revised load forecast of electricity transmitted compared to the load forecast in the original contract, subject to certain adjustments. No reassessments occurred in 2014.

Supplementary Information

Year ended December 31 (millions of Canadian dollars)	2015	2014
Net interest paid	416	412
Income taxes / PILs paid	2,928	86